SUMMARY PROSPECTUS May 2, 2011

AllianceBernstein Variable Products Series Fund, Inc.

Global Thematic Growth Portfolio—Class B

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 2, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Portfolio’s Prospectus and other information about the Portfolio, go to http://www.alliancebernstein.com/links/variable, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any insurance company that offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%
Distribution (12b-1) Fees	.25%
Other Expenses	.24%

Total Portfolio Operating Expenses	1.24%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$126
After 3 Years	$393
After 5 Years	$681
After 10 Years	$1,500

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS

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Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

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Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The performance information does not take into account separate account charges. If separate account charges were included, an investor’s return would be lower. The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 34.19%, 4th quarter, 2001; and Worst Quarter was down -35.23%, 3rd quarter, 2001.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Portfolio	18.58%	4.39%	-1.70%
MSCI AC World Index (Net) (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	12.67%	3.44%	3.20%

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Joseph G. Carson	Since 2009	Senior Vice President of the Adviser

Amy P. Raskin	Since 2009	Senior Vice President of the Adviser

Catherine D. Wood	Since 2009	Senior Vice President of the Adviser

Vadim Zlotnikov	Since 2009	Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies (“Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio’s shares.

TAX INFORMATION

The Portfolio may make income dividends or capital gains distribution. The income and capital gains distribution are expected to be made in shares of the Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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